SUPPLEMENT DATED OCTOBER 23, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on June 19, 2009, August 25, 2009, and September 21, 2009)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

FUND HISTORY

On page 4, add an “X” to the Class 2 column on the MidCap Blend Account line.